                                                                   EXHIBIT 10.48
================================================================================



                              SECURITY AGREEMENT
                  (Second and Subordinated Security Interest)



                           made and entered into by


                           PARIBAS PROPERTIES, INC.
                                      and
                            MAIL-WELL I CORPORATION
                                  as Debtors


                                      and


                                BANQUE PARIBAS
                          as Agent for Secured Party



                           Dated:  November 15, 1996



================================================================================

                                                     Security Agreement (Second)

                               TABLE OF CONTENTS


                                                                         Page
                                                                         -----

ARTICLE I -  SECURITY INTEREST........................................... 2
     Section 1.01.  Creation of Security Interest........................ 2
                    -----------------------------
     Section 1.02.  Subordination........................................ 2
                    -------------
     Section 1.03.  Collateral........................................... 2
                    ----------
     Section 1.04.  Debtors Remain Liable................................ 3
                    ---------------------
     Section 1.05.  Payment Obligations of Debtors....................... 3
                    ------------------------------

ARTICLE II - REPRESENTATIONS AND WARRANTIES.............................. 3
     Section 2.01.  Representations and Warranties....................... 3
                    ------------------------------
          (a)       Valid Pledge......................................... 3
                    ------------
          (b)       Ownership of Collateral.............................. 3
                    -----------------------
          (c)       No Violation of Law.................................. 4
                    -------------------
          (d)       Valid Obligation of Debtors.......................... 4
                    ---------------------------
          (e)       Consents and Approvals............................... 4
                    ----------------------

ARTICLE III - COVENANTS.................................................. 4
     Section 3.01.  General Covenants of Debtors......................... 4
                    ----------------------------
     Section 3.02.  Rights of Secured Party.............................. 6
                    -----------------------

ARTICLE IV - EVENTS OF DEFAULT AND REMEDIES.............................. 6
     Section 4.01.  Events of Default.................................... 6
                    -----------------
     Section 4.02.  Acceleration of Secured Obligations.................. 6
                    -----------------------------------
     Section 4.03.  Sale of Collateral................................... 6
                    ------------------
     Section 4.04.  Rights of a Secured Party............................ 7
                    -------------------------
     Section 4.05.  Application of Collateral to Secured Obligations..... 8
                    ------------------------------------------------
     Section 4.06.  Cumulative Remedies.................................. 8
                    -------------------
     Section 4.07.  Resort to Other Security............................. 9
                    ------------------------
     Section 4.08.  Nominee Owner........................................ 9
                    -------------
     Section 4.09.  Waiver of Appraisement, Valuation, Etc............... 9
                    ---------------------------------------
     Section 4.10.  Power of Attorney.................................... 9
                    -----------------

ARTICLE V - ADDITIONAL AGREEMENTS........................................10
     Section 5.01.  Payment of Secured Obligations.......................10
                    ------------------------------
     Section 5.02.  No Waiver............................................11
                    ---------
     Section 5.03.  No Impairment of Rights..............................11
                    -----------------------
     Section 5.04.  No Release or Impairment.............................11
                    ------------------------
     Section 5.05.  Security Agreement as Financing Statement............11
                    -----------------------------------------
     Section 5.06.  Financing Statements.................................11
                    --------------------

                                                     Security Agreement (Second)

     Section 5.07.  Dealing with Successors.............................12
                    -----------------------
     Section 5.08.  Subrogation.........................................12
                    -----------
     Section 5.09.  Application of Security.............................12
                    -----------------------
     Section 5.10.  Assignment by Secured Party.........................12
                    ---------------------------
     Section 5.11.  Performance by Secured Party........................12
                    ----------------------------

ARTICLE VI - MISCELLANEOUS..............................................13
     Section 6.01.  No Waiver; Cumulative Remedies......................13
                    ------------------------------
     Section 6.02.  Successors and Assigns..............................13
                    ----------------------
     Section 6.03.  AMENDMENT; ENTIRE AGREEMENT.........................13
                    ---------------------------
     Section 6.04.  Notices.............................................13
                    -------
     Section 6.05.  GOVERNING LAW; VENUE; SERVICE OF PROCESS............13
                    ----------------------------------------
     Section 6.06.  Headings............................................14
                    --------
     Section 6.07.  Survival of Representations and Warranties..........14
                    ------------------------------------------
     Section 6.08.  Counterparts........................................14
                    ------------
     Section 6.09.  Waiver of Bond......................................14
                    --------------
     Section 6.10.  Severability........................................14
                    ------------
     Section 6.11.  Construction........................................14
                    ------------
     Section 6.12.  WAIVER OF JURY TRIAL................................15
                    --------------------
     Section 6.13.  No Liability of Secured Party.......................15
                    -----------------------------
     Section 6.14.  Secured Obligations Absolute........................15
                    ----------------------------
     Section 6.15.  Limitation on Liability.............................16
                    -----------------------
     Section 6.16.  Subordination.......................................16
                    -------------

                                                     Security Agreement (Second)

                               SECURITY AGREEMENT
                  (Second and Subordinated Security Interest)


     THIS  SECURITY AGREEMENT (this "Agreement"), made and entered into on this
                                     ---------
the 15th day of November, 1996, by PARIBAS PROPERTIES, INC., a Delaware corporation (the "Lessor"), whose address is 787 Seventh Avenue, 30th Floor, New
                  ------
York, New York 10019, MAIL-WELL I CORPORATION, a Delaware corporation (the "Lessee"), whose address is 23 Inverness Way East, Englewood, Colorado 80112
-------
(the Lessor and the Lessee being collectively called ("Debtors"), and BANQUE
                                                       -------
PARIBAS, a bank organized under the laws of France, as Agent, for the benefit of the "Financing Lenders" (as that term is defined below) ("Secured Party"), whose
                                                          -------------
address is 1200 Smith Street, Suite 3100, Houston, Texas 77002.

                             W I T N E S S E T H :
                             - - - - - - - - - -

                                   Recitals:
                                   --------

     A. Pursuant to the provisions of a certain Participation Agreement, dated of even date herewith (the "Participation Agreement"), among the Lessee, the
                            -----------------------
subsidiaries of the Lessee that are parties thereto, the Lessor, Secured Party and the various financial institutions that are parties thereto as Equity Lenders (the "Equity Lenders"), and as Financing Lenders (the "Financing
              --------------                                   ---------
Lenders") have agreed to make loans to the Lessor in the aggregate principal sum
-------
of $24,500,000 and the Equity Lenders have agreed to make loans to the Lessor in the aggregate principal sum of $5,500,000, which are to be used by the Lessor to purchase the Equipment (as defined below) from the Lessee.

     B. Concurrently herewith, Debtors have executed and delivered a certain Security Agreement (the "First Security Agreement") for the benefit of the
                         ------------------------
Equity Lenders, as secured parties, covering the Collateral hereinafter described as security for the obligations of Debtors to the Equity Lenders as therein described.

     C. Pursuant to the Participation Agreement, the Equipment (hereinafter defined) has, concurrently herewith, been acquired by the Lessor and leased by the Lessor to the Lessee pursuant to a certain Master Lease (herein so called). The Master Lease, and the rights of Lessor and the Lessee thereunder, are subject and subordinate to the provisions of the First Security Agreement (hereinafter defined) and this Agreement.

     D. Debtors desire to hereby grant to Secured Party, solely in its capacity as Agent for the benefit of Equity Lenders, the second and subordinate security interest provided for in the Participation Agreement. Unless otherwise defined herein, the capitalized terms used in this Agreement have the defined meanings given to them in Appendix A attached to the Participation Agreement.

                                  Agreements:
                                  ----------

                                                     Security Agreement (Second)

     NOW, THEREFORE, the parties hereto jointly and severally agree as follows:

                                   ARTICLE I
                               SECURITY INTEREST

     Section 1.01.  Creation of Security Interest.  Debtors hereby grant a
                    -----------------------------
security interest to Secured Party in the Collateral described in Section 1.03 of this Agreement to secure and enforce the performance and payment of all debts, obligations and liabilities of every kind and character of Debtors, now or hereafter existing in favor of Secured Party, and all substitutions, renewals, extensions, rearrangements and modifications thereof. All such indebtedness and obligations are hereinafter sometimes called the "Secured
                                                                   -------
Obligations").
-----------

     Section 1.02.  Subordination.  The security interest herein granted shall
                    -------------
be subordinate and inferior to the security interest granted by Debtors in favor of the Equity Lenders pursuant to the provisions of the First Security Agreement. Unless and until all indebtedness and obligations (collectively, the "First Secured Obligations") secured by the First Security Agreement have been
 -------------------------
paid and discharged in full, all payments or distributions with respect to the Collateral which are received by Secured Party shall be received in trust for the benefit of the Equity Lenders under the First Security Agreement and shall be segregated from other funds and property held by Secured Party, and shall be forthwith paid over to the Equity Lenders in the same form as so received. Secured Party shall take no action to enforce its rights and remedies with respect to the Collateral hereunder unless and until the First Secured Obligations shall have been paid in full. The foregoing shall not preclude Secured Party, however, from filing any necessary claims in bankruptcy or any other proceeding or taking action to preserve and protect (i) the validity, enforceability and collectability of this Agreement and the Secured Obligations, and (ii) the validity, enforceability and priority of the Loan Agreement and all documents executed in connection therewith (collectively, the "Loan Documents").
                                                               --------------
Notwithstanding the foregoing, Secured Party shall have the right to enforce all rights and remedies which it may have under the Operative Documents following any default by Debtors thereunder and shall have the right to take any other action of any kind or character whatsoever with respect to the Secured Obligations as Secured Party shall at any time and in sole and absolute discretion deem necessary, advisable or appropriate. Secured Party shall, at the time any default notice is given to Debtors with respect to the Secured Obligations and/or the Collateral, send a true and correct copy thereof to the Equity Lenders.

     Section 1.03.  Collateral. The collateral (the "Collateral") consists of
                    ----------                       ----------
all of the Equipment, which is more particularly described on Schedule I,
                                                              ----------
attached hereto (the "Equipment"), together with (i) all other items of
                      ---------
equipment hereafter made part of the Collateral hereunder, wherever located, whether now owned or existing or hereafter owned, existing, acquired or arising, and whether in Debtors', Secured Party's or any other person's or entity's possession or control, (ii) all apparatus, accessories, replacements and substitutions (including without limitation all Modifications and Substituted Equipment), warranties, guaranties, contract rights, claims, intangible rights relating thereto, (iii) all substitutions therefor, (iv) all general intangibles arising therefrom or in connection therewith, (v) all proceeds therefrom, and
(vi) all other property which Debtors may hereafter

                                                     Security Agreement (Second)

become entitled to receive on account of the Equipment (and in all of Debtors' respective rights, title and interests in and with respect to the foregoing), and in the event Debtors receive any such property, Debtors will, upon request by Secured Party, take such steps as are necessary to perfect Secured Party's security interest hereunder.

     Section 1.04.   Debtors Remain Liable.  Notwithstanding anything to the
                     ---------------------
contrary contained herein, but subject to the limitation on liability provisions of Section 6.15 hereof, (a) Debtors shall remain liable under the contracts,
   ------------
agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights or remedies hereunder shall not release Debtors from any of their duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, (c) Secured Party shall not become liable for any indebtedness, liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and (d) Secured Party shall not be obligated to perform any of the obligations or duties of Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

     Section 1.05.  Payment Obligations of Debtors.  Debtors shall pay to
                    ------------------------------
Secured Party on demand all reasonable expenses and expenditures, including attorneys' fees and other legal expenses, incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under this Agreement.

                                  ARTICLE II
                        REPRESENTATIONS AND WARRANTIES

     Section 2.01.  Representations and Warranties.  Debtors severally and not
                    ------------------------------
jointly represent and warrant that:

          (a) Valid Pledge.  The Collateral is genuine, free from any
              ------------
restriction on transfer, and Secured Party has duly granted a security interest in the Collateral in accordance with law.

          (b) Ownership of Collateral. Debtors have the right to pledge the same
              -----------------------
and to transfer any interest therein; all consents required for the pledge of the Collateral herein provided have been obtained; the Collateral is free and clear from all security interests and encumbrances except the security interest evidenced hereby and the first and prior security interest created by the First Security Agreement; with the exception of the financing statements filed pursuant to this Agreement and the First Security Agreement and the Master Lease, to Debtors' knowledge there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral or its proceeds on file or registered in any public office (except for releases or terminations of financing statements filed concurrently herewith); and Debtors will warrant and forever defend the title to the Collateral

                                                     Security Agreement (Second)

and its proceeds against the claims and demands of all persons whomsoever claiming or to claim the same or any part thereof.

          (c) No Violation of Law.  The execution, delivery and performance by
              -------------------
Debtors of this Agreement do not and will not contravene or violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect and applicable to Debtors or the of Debtors, or result in a breach of or constitute a default (with or without the giving of notice or the lapse of time or both) under any indenture or loan, credit or other agreement to which Debtors are a party or by which Debtors or any of Debtors' property may be bound or affected.

          (d) Valid Obligation of Debtors.  This Agreement constitutes the
              ---------------------------
legal, valid and binding obligation of Debtors enforceable against Debtors in accordance with its terms.

          (e) Consents and Approvals.  No authorization, consent, approval,
              ----------------------
license, order or exemption of, or filing or registration with, any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by Debtors of this Agreement or to the enforcement hereof by Secured Party.

                                  ARTICLE III
                                   COVENANTS

     Section 3.01.  General Covenants of Debtors.  Debtors covenant and agree
                    ----------------------------
with Secured Party as follows:

          (a) Debtors shall furnish to Secured Party such instruments as may be required by Secured Party to assure the transferability of, and Secured Party's perfected first interest in, the Collateral when and as often as may be requested by Secured Party.

          (b) Debtors will cause the Lessee to pay prior to delinquency all Taxes in accordance with the Operative Documents.

          (c) If the validity or priority of this Agreement or of any rights, titles, security interests or other interests created or evidenced hereby shall be challenged or endangered, or if any legal proceedings are instituted with respect thereto, Debtors will give prompt written notice thereof to Secured Party and, at Debtors' own cost and expense, will diligently endeavor to cure, and shall cure, without prejudice to Secured Party's rights, title or interest, any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and Secured Party (whether or not named as a party) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Agreement and the

                                                     Security Agreement (Second)

rights, titles, security interests and other interests created or evidenced hereby, and all expenses so incurred of every kind and character shall be a demand obligation owing by Debtors.

          (d) Debtors will, on request of Secured Party, (1) promptly correct any defect, error or omission which may be discovered in the contents of this Agreement or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (2) execute, acknowledge, deliver and record or file such further instruments (including without limitation further security agreements, financing statements and continuation statements) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement and such other instruments and to subject to the security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements or appurtenances to the then Collateral, and (3) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) reasonably deemed advisable by Secured Party to protect the security interest hereunder against the rights or interests of third persons, and Debtors will pay all costs connected with any of the foregoing.

          (e) Notwithstanding the security interest in proceeds granted herein, Debtors will not, except in accordance with the terms of the Master Lease, sell, exchange, lend, assign, transfer or otherwise dispose of all or any part of the Collateral or any interest therein, or permit any of the foregoing, without the prior written consent of Secured Party.

          (f) Debtors will pay all appraisal fees, filing fees, taxes, brokerage fees and commissions, Uniform Commercial Code search fees, escrow fees, attorneys' fees, and all other costs and expenses of every character incurred by Debtors or Secured Party in connection with this Agreement or the Collateral and will reimburse Secured Party for all such expenses incurred by it. Debtors shall pay all expenses and reimburse Secured Party for any expenditures, including attorneys' fees and legal expenses, incurred or expended in connection with Secured Party's exercise of any of its rights and remedies hereunder or Secured Party's protection of the Collateral and its security interest therein. Any amount to be paid hereunder by Debtors to Secured Party shall be a demand obligation owing by Debtors to Secured Party and shall bear interest from date of expenditure until paid at the Default Rate.

          (g) Debtors will not change their addresses, names, identities or structures without notifying Secured Party of such change in writing at least thirty (30) days prior to the effective date of such change, and unless Debtors shall have taken such action, satisfactory to Secured Party, to have caused the security interest of Secured Party in the Collateral to be at all times fully perfected and at all times in full force and effect.

          (h) Debtors shall account fully and faithfully for and, if Secured Party so elects, shall promptly pay or turn over to Secured Party the proceeds in whatever form received from disposition in any manner of any of the Collateral, whether the Secured Obligations are mature or

                                                     Security Agreement (Second)

not, the order and method of application to be in the sole discretion of Secured Party, except as otherwise specifically authorized herein or in the other Operative Documents.

          (i) Debtors shall furnish Secured Party all such information as Secured Party may reasonably request with respect to the Collateral.

          (j) Debtors shall keep each item of Equipment at the location specified on Schedule I hereto for such item and to maintain the Equipment in
             ----------
the manner required by the Master Lease.

     Section 3.02.  Rights of Secured Party.  The rights, remedies, powers and
                    -----------------------
privileges of Secured Party hereunder shall be exercised by Secured Party upon the written direction of the Required Financing Lenders. Debtors agree that, if Debtors fail to perform any act or to take any action which hereunder Debtors are required to perform or take, or to pay any money which hereunder Debtors are required to pay, Secured Party, in Debtors' names or in its own name, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Secured Party, and any money so paid by Secured Party, shall be a demand obligation owing by Debtors to Secured Party and Secured Party, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Any amounts due and owing by Debtors to Secured Party pursuant to this Agreement shall bear interest from the date such amount is expended by Secured Party until paid at the Default Rate and shall be a part of the Secured Obligations and shall be secured by this Agreement and by any other instrument securing the Secured Obligations.

                                  ARTICLE IV
                        EVENTS OF DEFAULT AND REMEDIES

     Section 4.01.  Events of Default.  Debtors shall be in default under this
                    -----------------
Agreement upon the happening of an Event of Default under the Operative Documents, including, without limitation, Debtors breach of any of the covenants, representations or warranties contained herein..

     Section 4.02.  Acceleration of Secured Obligations.  Upon the occurrence of
                    -----------------------------------
an Event of Default, and at any time thereafter, Secured Party shall have the option of declaring, without notice to any Person, all Secured Obligations, including without limitation principal and accrued interest, to be immediately due and payable.

     Section 4.03.  Sale of Collateral.  Upon the occurrence of an Event of
                    ------------------
Default, and at any time thereafter, Secured Party may, without notice except as hereinafter provided, convert the Collateral to cash or sell the Collateral or any part thereof at public or private sale for cash, upon credit, or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may be the purchaser of any and all of the Collateral so sold and may apply upon the purchase price therefor any Secured Obligations or any part thereof and thereafter hold the same absolutely free from any right or claim of whatsoever kind. Upon any such sale Secured Party shall

                                                     Security Agreement (Second)

have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption, stay or appraisal which Debtors have or may have under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Debtors ten (10) days written notice mailed to Debtors at the addresses set forth herein (which shall satisfy any requirement of notice or reasonable notice in any applicable statute) of Secured Party's intention to make any such public or private sale. Such notice, in case of public sale, shall state the time and place fixed for such sale. Any such public sale shall be held at such time or times, within the ordinary business hours and at such place or places, as Secured Party may fix in the notice of such sale. At any sale the Collateral may be sold in one lot as an entirety or as separate items as Secured Party may determine. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at any time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold upon like notice. Each and every method of disposition described in this Section shall constitute disposition in an commercially reasonable manner. Debtors shall remain liable for any deficiency.

     Section 4.04.  Rights of a Secured Party.  Upon the occurrence and during
                    -------------------------
the continuance of an Event of Default, Secured Party shall have all the rights of a secured party after default under the Uniform Commercial Code of Texas, and in conjunction with, in addition to or in substitution for those rights and remedies and the rights and remedies provided for herein and in the other Operative Documents:

          (a) written notice mailed to Debtors as provided herein ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice;

          (b) it shall not be necessary that the Collateral or any part thereof be present at the location of such sale;

          (c) prior to the application of the proceeds of any disposition of the Collateral to the Secured Obligations, such proceeds shall be applied to the expenses of retaking, holding, selling, and the like and the attorneys fees and legal expenses incurred by Secured Party, Debtors, to remain liable for any deficiency;

          (d) the sale by Secured Party of less than the whole of the Collateral shall not exhaust the rights of Secured Party hereunder, and Secured Party is specifically empowered to make successive sale or sales hereunder until the whole of the Collateral shall be sold; and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Secured

                                                     Security Agreement (Second)

Obligations, this Agreement and the security interest created hereby shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made;

          (e) in the event any sale hereunder is not completed or is defective in the opinion of Secured Party, such sale shall not exhaust the rights of Secured Party hereunder and Secured Party shall have the right to cause a subsequent sale or sales to be made hereunder;

          (f) all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the indebtedness or as to the occurrence of any default, or as to Secured Party having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

          (g) Secured Party may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but in the name and on behalf of Secured Party.

     Section 4.05.  Application of Collateral to Secured Obligations.  Upon the
                    ------------------------------------------------
occurrence and during the continuance of an Event of Default, and at any time thereafter, Secured Party shall have the right, with or without notice or demand, to apply all or any part of the Collateral to the payment of any or all of the Secured Obligations in such manner and order as Secured Party may in its sole discretion elect. To facilitate the rights of Secured Party hereunder, Debtors hereby authorize Secured Party, its officers, agents or assigns, after the occurrence and during the continuance of an Event of Default:

          (a) to collect all or any part of the Collateral without further notice to or to further consent by Debtors, and Debtors hereby constitute and appoint Secured Party the true and lawful attorney of Debtors with power of substitution in the names of Debtors to take any of the actions described in the following clauses (b), (c), and (d);

          (b) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all amounts which may be or become due or payable under said Collateral;

          (c) to execute any and all withdrawal receipts or other orders for the payment of money drawn on said Collateral and to endorse the names of Debtors on all commercial paper, drafts, checks and other instruments given in payment or in part payment thereof;

          (d) in its discretion to file any claim or take any other action or proceeding, either in its own name or in the names of Debtors or otherwise, which Secured Party may deem necessary or appropriate to protect and preserve the right, title and interest of Secured Party hereunder.

                                                     Security Agreement (Second)

     Section 4.06.  Cumulative Remedies.  All remedies herein expressly provided
                    -------------------
for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Obligations, or any part thereof, or otherwise benefiting Secured Party or the Financing Lenders, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies; but in no event shall Secured Party or the Financing Lenders be obligated to exercise any remedy, which obligation Debtors hereby unconditionally waive.

     Section 4.07.  Resort to Other Security.  Upon the occurrence and during
                    ------------------------
the continuance of an Event of Default, Secured Party may, but in no event shall be obligated (which obligation, if any, Debtors hereby unconditionally waive) to, resort to any security given by this Agreement or to any other security now existing or hereafter given to secure the payment of the Secured Obligations, in whole or in part, and in such portions and in such order as may seem best to Secured Party in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits or security interests evidenced by this Agreement.

     Section 4.08.  Nominee Owner.  Upon the occurrence and during the
                    -------------
continuance of an Event of Default, Secured Party may at any time cause any or all of the Collateral to be transferred into its name or into the name or names of any nominee or nominees of Secured Party.

     Section 4.09.  Waiver of Appraisement, Valuation, Etc.  To the full extent
                    ---------------------------------------
Debtors may do so, Debtors agree that Debtors will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any marshaling, appraisement, valuation, stay, extension or redemption, and Debtors, for Debtors, Debtors' receivers, trustees, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Obligations, and all rights to a marshaling of the assets of Debtors, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the security interest hereby created.

     Section 4.10.  Power of Attorney.  Debtors hereby irrevocably constitute
                    -----------------
and appoint Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the names of Debtors or in its own name, to take after the occurrence and during the continuance of an Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, Debtors hereby give Secured Party the power and right on behalf of Debtors and in its own name to do any of the following after the occurrence and during the continuance of an Event of Default and from time to time thereafter, without notice to or the consent of Debtors:

                                                     Security Agreement (Second)

               (i) to demand, sue for, collect or receive, in the names of Debtors or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

               (ii) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

               (iii) (A) to direct account debtors and any other parties liable for any payment with respect to the Collateral to make payment of any and all monies due and to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral;
     (D) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Debtors with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (G) to endorse Debtors' name on all applications, documents, papers and instruments necessary or desirable in order for Secured Party to use any of the Collateral; (H) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (I) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Debtors' expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and Secured Party's security interest therein.

     This power of attorney is a power coupled with an interest and shall be irrevocable. Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither Secured Party nor any Person designated by Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

                                                     Security Agreement (Second)

                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

     Section 5.01.  Payment of Secured Obligations.  If all of the Secured
                    ------------------------------
Obligations shall be paid as they become due and payable in good collected funds, and if all of the covenants, warranties, undertakings and agreements made in this Agreement and the other Operative Documents of Debtors and the Lessee are kept and performed, in each such case, indefeasibly, then and in that event only, all rights under this Agreement shall terminate and the Collateral shall become free and clear of the security interest evidenced hereby, and such security interest shall be released by Secured Party in due form at Debtors' cost.

     Section 5.02.  No Waiver.  Secured Party may waive any default without
                    ---------
waiving any other prior or subsequent default. Secured Party may remedy any default without waiving the default remedied. The failure by Secured Party to exercise any right, power or remedy upon any default shall not be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Secured Party of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Debtors herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Debtors in any case shall of itself entitle Debtors to any other or further notice of demand in similar or other circumstances. Acceptance by Secured Party of any payment in an amount less than the amount then due on any Secured Obligations shall be deemed an acceptance on account only and shall not in any way affect the existence of a default hereunder.

     Section 5.03.  No Impairment of Rights.  Secured Party may at any time and
                    -----------------------
from time to time in writing (a) waive compliance by Debtors with any covenant herein made by Debtors to the extent and in the manner specified in such writing; (b) consent to Debtors' doing any act which hereunder Debtors are prohibited from doing, or consent to Debtors' failing to do any act which hereunder Debtors are required to do, to the extent and in the manner specified in such writing; (c) release any part of the Collateral, or any interest therein, from the security interest of this Agreement; or (d) release any party liable, either directly or indirectly, for the Secured Obligations or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Obligations without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Secured Party hereunder or impair or release the liability of any party except to the extent specifically agreed by Secured Party in such writing.

     Section 5.04.  No Release or Impairment.  The security interest and other
                    ------------------------
rights of Secured Party hereunder shall not be impaired by any indulgence, moratorium or release granted by Secured Party, including but not limited to (a) any renewal, extension or modification which Secured Party may grant with respect to any Secured Obligations; (b) any surrender, compromise, release, renewal,

                                                     Security Agreement (Second)

extension, exchange or substitution which Secured Party may grant in respect of any item of the Collateral, or any part thereof or any interest therein, or (c) any release or indulgence granted to any indorser, guarantor or surety of any Secured Obligations.

     Section 5.05.  Security Agreement as Financing Statement.  A carbon,
                    -----------------------------------------
photographic or other reproduction of this Agreement or of any financing statement relating to this Agreement shall be sufficient as a financing statement.

     Section 5.06.  Financing Statements.  Debtors will cause all financing
                    --------------------
statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Secured Party may request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     Section 5.07.  Dealing with Successors.  Without limiting the prohibition
                    -----------------------
set forth in Section 3.01(e) hereof, in the event the ownership of the Collateral or any part thereof becomes vested in a person other than Debtors, Secured Party may, without notice to Debtors, deal with such successor or successors in interest with reference to this Agreement and to the Secured Obligations in the same manner as with Debtors, without in any way affecting or discharging Debtors' liability hereunder or for the payment of the Secured Obligations. No sale of the Collateral, no forbearance on the part of Secured Party and no extension of the time for the payment of the Secured Obligations given by Secured Party shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Debtors, Borrower or any other person for the payment of the Secured Obligations, except as agreed in writing by Secured Party.

     Section 5.08.  Subrogation.  To the extent that proceeds of the Secured
                    -----------
Obligations are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Collateral, such proceeds have been advanced by Secured Party at Debtors' request and Secured Party shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released.

     Section 5.09.  Application of Security.  If any part of the Secured
                    -----------------------
Obligations cannot be lawfully secured by this Agreement, or if any part of the Collateral cannot lawfully be subject to the security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Agreement.

     Section 5.10.  Assignment by Secured Party. Each Financing Lender may at
                    ---------------------------
any time assign or otherwise transfer all or any portion of their rights and obligations under this Agreement and the other Operative Documents (including, without limitation, the Obligations) to any other Person, to the extent permitted by, and upon the conditions contained in, Article XIII of the Participation Agreement, and such Person shall thereupon become vested with all the benefits thereof granted to Secured Party on behalf of the Financing Lenders, herein or otherwise.

                                                     Security Agreement (Second)

     Section 5.11.  Performance by Secured Party.  If Debtors shall fail to
                    ----------------------------
perform any covenant or agreement contained in this Agreement, Secured Party may perform or attempt to perform such covenant or agreement on behalf of Debtors. In such event, Debtors shall, at the request of Secured Party, promptly pay any amount expended by Secured Party in connection with such performance or attempted performance to Secured Party, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that neither Secured Party nor the Financing Lenders shall have any liability or responsibility for the performance of any obligation of Debtors under this Agreement.

                                  ARTICLE VI
                                 MISCELLANEOUS

     Section 6.01.  No Waiver; Cumulative Remedies.  No failure on the part of
                    ------------------------------
Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

     Section 6.02.  Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of Debtors and Secured Party and their respective heirs, successors and assigns, except that neither party hereto shall assign any of its rights or obligations under this Agreement except as permitted by the Participation Agreement.

     SECTION 6.03.  AMENDMENT; ENTIRE AGREEMENT.  EXCEPT AS PROVIDED IN THE
                    ---------------------------
OTHER OPERATIVE DOCUMENTS, THIS AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto.

     Section 6.04.  Notices.  All notices and other communications provided for
                    -------
in this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section 6.04. Except as otherwise provided in this Agreement, all
          ------------
such communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a

                                                     Security Agreement (Second)

mailed notice, three Business Days after deposit in the mails, in each case given or addressed as aforesaid; provided, however, that notices to Secured
                                 --------  -------
Party shall be deemed given when received by Secured Party.

     SECTION 6.05.  GOVERNING LAW; VENUE; SERVICE OF PROCESS.  THIS AGREEMENT
                    ----------------------------------------
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS AGREEMENT HAS BEEN ENTERED INTO IN HARRIS COUNTY, TEXAS, AND SHALL BE PERFORMABLE FOR ALL PURPOSES IN HARRIS COUNTY, TEXAS. ANY ACTION OR PROCEEDING AGAINST DEBTORS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN HARRIS COUNTY, TEXAS. DEBTORS HEREBY IRREVOCABLY (A) SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVE ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. DEBTORS AGREE THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED OR DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 6.04 OF THIS AGREEMENT.
                                                ------------
NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST DEBTORS OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS. ANY ACTION OR PROCEEDING BY DEBTORS AGAINST SECURED PARTY SHALL BE BROUGHT ONLY IN A COURT LOCATED IN HARRIS COUNTY, TEXAS.

     Section 6.06.  Headings.  The headings, captions, and arrangements used in
                    --------
this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

     Section 6.07.  Survival of Representations and Warranties.  All
                    ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by Secured Party shall affect the representations and warranties or the right of Secured Party to rely upon them.

     Section 6.08.  Counterparts.  This Agreement may be executed in any number
                    ------------
of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.09.  Waiver of Bond.  In the event Secured Party seeks to take
                    --------------
possession of any or all of the Collateral by judicial process, Debtors hereby irrevocably waive any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such

                                                     Security Agreement (Second)

possession, and waives any demand for possession prior to the commencement of any such suit or action.

     Section 6.10.  Severability.  Any provision of this Agreement which is
                    ------------
determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 6.11.  Construction.  Debtors and Secured Party acknowledge that
                    ------------
each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by Debtors and Secured Party.

     SECTION 6.12.  WAIVER OF JURY TRIAL.  TO THE FULLEST EXTENT PERMITTED BY
                    --------------------
APPLICABLE LAW, DEBTORS HEREBY IRREVOCABLY AND EXPRESSLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PRO CEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

     Section 6.13.  No Liability of Secured Party.  Secured Party's duty with
                    -----------------------------
reference to the Collateral shall be solely to use reasonable care in the custody and preservation of the Collateral in Secured Party's possession. Secured Party shall not be responsible in any way for any depreciation in the value of the Collateral, nor shall any duty or responsibility whatsoever rest upon Secured Party to take necessary steps to preserve rights against prior parties or to enforce collection of the Collateral by legal proceedings or otherwise, the sole duty of Secured Party being to receive collections, remittances and payments on such Collateral as and when made. In the event Debtors instruct Secured Party, in writing or orally, to deliver any or all of the Collateral to a broker or other third person, and Secured Party agrees to do so, the following conditions shall be conclusively deemed to be a part of Secured Party's agreement, whether or not they are specifically mentioned to Debtors at the time of such agreement. Secured Party shall assume no responsibility for checking the genuineness or authenticity of any person purporting to be a messenger, employee or representative of the broker or other third person to whom Debtors have directed Secured Party to deliver the Collateral, or the genuineness or authenticity of any document of instructions delivered by any such person. Debtors will be considered by requesting any such delivery to have assumed all risk of loss as to the Collateral. Secured Party's sole responsibility will be to deliver the Collateral to the person purporting to be the broker or other third person described by Debtors, or a messenger, employee or representative thereof. Secured Party and Debtors hereby expressly agree that the foregoing actions by Secured Party shall constitute reasonable care.

                                                     Security Agreement (Second)

     Section 6.14. Secured Obligations Absolute. Debtors agree that the Secured
                   ----------------------------
Obligations will be paid strictly and in accordance with the terms of the Operative Documents regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of Secured Party with respect thereto. The grant of a first and prior security interest in the Collateral to Secured Party hereunder, and the obligations of Debtors and the rights and remedies of Secured Party under this Agreement, shall be absolute and unconditional, irrespective of (i) any lack of validity or enforceability of any provision of this or any other Operative Document or any other agreement, document or instrument relating to any Operative Document, or avoidance or subordination of any of the Secured Obligations; (ii) any limitation of liability or recourse in any Operative Document; (iii) any other matter or occurrence set forth in Section 3 of the Guaranty (all of which are incorporated herein by reference); or (iv) any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety. Without limitation of the foregoing, Debtors hereby waive any and all rights to which Debtors may otherwise have or be entitled to under any suretyship laws of the State of Texas in effect from time to time, including, without limitation, any rights pursuant to Rule 31 of the Texas Rules of Civil Procedure, Section
17.001 of the Texas Civil Practice and Remedies Code, and Chapter 34 of the Texas Business and Commerce Code.

     Section 6.15. Limitation on Liability.  Notwithstanding anything to the
                   -----------------------
contrary contained herein or in any other Operative Document, Secured Party covenants and agrees for itself, the Equity Lenders and their respective successors and assigns, that it shall enforce payment of any obligation contained in this Agreement solely from the Lessee and the Collateral and from other security held for the payment of the Secured Obligations. It is expressly understood and agreed that the provisions of this section are not intended as a release or discharge of the Secured Obligations, or any portion thereof, but only as a covenant that no deficiency, after applying the net proceeds at foreclosure or other sale of any of the Collateral, shall ever be asserted against the Lessor, its successors or assigns, for the payment of the Secured Obligations, all of which shall remain in full force and effect; provided, however, that Secured Party expressly reserves all other legal rights and remedies against the Lessee, the Collateral and other security held and parties liable for the repayment of the Secured Obligations, including the right, if an Event of Default occurs, to foreclose the security interest contained therein and to exercise all other rights and remedies available to Secured Party hereunder and under the Uniform Commercial Code. The Lessee confirms and agrees that the Lessor shall have no personal liability in the performance of any obligations or the payment of any amounts to the Lessee hereunder or under any of the other Operative Documents, and any such personal liability is expressly waived.

     Section 6.16. Subordination.  This Agreement, and the security interest
                   -------------
granted by Debtors to Secured Party hereunder, are subject and subordinate in all respects to the terms, provisions and security interests of the First Security Agreement.


                  [remainder of page intentionally left blank]

                                                     Security Agreement (Second)

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.

                                 DEBTORS:
                                 -------

                                 PARIBAS PROPERTIES, INC.,
                                 a Delaware corporation


                                 By:
                                    ------------------------------------
                                      Edward V. Canale, President


                                 By:
                                    ------------------------------------
                                      Matthew J. Cooleen, Vice President

                                                     Security Agreement (Second)

                                    MAIL-WELL I CORPORATION


                                    By:
                                       ----------------------------------
                                    Name:
                                         --------------------------------
                                    Title:
                                          -------------------------------

                                                     Security Agreement (Second)

                              SECURED PARTY:
                              -------------

                              BANQUE PARIBAS, as Agent for the Financing Lenders


                              By:
                                 ----------------------------------------
                                 Pierre-Jean de Filippis, General Manager


                              By:
                                 ----------------------------------------
                                 Christopher S. Goodwin, Vice President

                                                     Security Agreement (Second)

                                   SCHEDULE I
                                   ----------

                     Description and Locations of Equipment
                     --------------------------------------